Dec. 31, 2019
Bretton Fund

Bretton Fund (BRTNX)

a series of

PFS Funds

1939 Friendship Drive, Suite C

El Cajon, California 92020

Supplement dated January 1, 2020

To the Fund’s Prospectus dated May 1, 2019, as supplemented from time to time.

Effective January 1, 2020 the management fees for the Fund have been reduced from 1.50% to 1.35%. The section entitled “Fees and Expenses of the Fund” on page 1 of the prospectus is replaced with the following:

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%
Distribution Fees/Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.35%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$137	$428	$739	$1,624

In addition, the following text has been supplemented/added to the sections entitled “The Investment Adviser” found on page 8 of the prospectus.

For its services the Adviser receives an investment management fee equal to 1.35% of the average daily net assets of the Fund. Prior to January 1, 2020, the Adviser received an investment management fee equal to 1.50% of the average daily net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE